UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2026

Aureus Greenway Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-42507	99-0418678
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2995 Remington Boulevard Kissimmee, Florida	34744
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 344 4004

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PUSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment Merger Agreement

Overview

On July 17, 2026, Aureus Greenway Holdings Inc., a Nevada corporation (“Parent” or the “Company”), entered into a First Amendment to Agreement and Plan of Merger (the “First Amendment”) by and among Parent, Aureus Merger Sub Inc., a Delaware corporation and direct wholly owned subsidiary of Parent (“Merger Sub”), Autonomous Power Corporation, a Delaware corporation (“Target”), and Andrew Fox, solely in his capacity as the representative, agent and attorney-in-fact of the stockholders of Target (the “Stockholder Representative”).

The First Amendment amends certain provisions of that certain Agreement and Plan of Merger, dated as of March 8, 2026 (the “Merger Agreement”), by and among Parent, Merger Sub, Target and the Stockholder Representative. The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Target (the “Merger”), with Target surviving as a wholly owned subsidiary of Parent, on the terms and subject to the conditions set forth in the Merger Agreement. The Merger Agreement was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 9, 2026.

Merger Consideration; Earn-Out Shares

Under the original Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of Target (“Target Common Stock”) issued and outstanding immediately prior to the Effective Time (other than certain excluded shares) was to be converted into the right to receive shares of common stock of Parent, par value $0.001 per share (“Parent Common Stock”), at an exchange ratio of 599.18229 (the “Exchange Ratio”). In addition, the former stockholders of Target were entitled to receive up to 42,500,000 shares of Parent Common Stock (adjusted to 50,000,000 shares because the Company PIPE (as defined in the Merger Agreement) was consummated prior to the Closing) as earn-out shares (“Earn-Out Shares”) upon the occurrence of certain earn-out triggering events during the earn-out period specified in the Merger Agreement.

The First Amendment amends the Merger Agreement to increase the aggregate Earn-Out Shares to 55,000,000 shares of Parent Common Stock, all of which shall be deemed fully earned, vested and non-contingent as of the closing of the Merger (the “Closing”) and shall be issued and distributed to or on behalf of the stockholders of Target in accordance with a final earn-out spreadsheet (the “Earn Out Spreadsheet”) at the Closing, without regard to whether any earn-out triggering event has occurred. From and after the Closing, there shall be no remaining performance condition, market-price condition, revenue condition or other contingency applicable to the Earn-Out Shares.

In addition, the First Amendment provides that the Exchange Ratio remains unchanged at 599.18229 shares of Parent Common Stock per share of Target Common Stock. The definition of “Merger Consideration” is amended to mean such per-share amount together with any Earn-Out Shares issued pursuant to Section 2.6 of the Merger Agreement, as amended.

Conditions to Closing; Regulatory Matters

The consummation of the Merger is subject to the satisfaction or waiver of certain customary conditions, including, among others: (i) the effectiveness of a registration statement on Form S-4 to be filed by Parent with the SEC to register shares of Parent Common Stock to be issued in the Merger; (ii) the mailing to Parent’s stockholders of an information statement on Schedule 14C pursuant to Regulation 14C (the “Information Statement”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) describing the Parent Voting Matters (as defined below); (iii) the receipt of the required approval of Target’s stockholders; (iv) the receipt of the required approval of Parent’s stockholders with respect to certain matters related to the Merger (the “Parent Voting Matters”); (v) the approval for listing on the Nasdaq Stock Market LLC (“Nasdaq”) of the shares of Parent Common Stock to be issued in connection with the Merger; (vi) the absence of any law, order, or injunction prohibiting consummation of the Merger; (vii) the accuracy of the representations and warranties of the other party (subject to certain materiality qualifiers) and material compliance by the other party with its covenants and agreements under the Merger Agreement; (viii) the absence of a material adverse effect with respect to either party; (ix) the consummation of the Parent Financing (as defined below); and (x) the expiration or termination of any waiting period (and any extension thereof) applicable to the Transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the absence of any law or order under the HSR Act that is in effect and enjoins, restrains, or otherwise prohibits consummation of the Transactions .

The First Amendment further provides that, if any filing is required under the HSR Act in connection with the Transactions, the Closing shall not occur earlier than the later of (i) the date otherwise determined pursuant to Section 1.2 of the Merger Agreement and (ii) the date that is 45 days after the date of the First Amendment, unless Parent determines in good faith that the HSR Act condition has been satisfied or waived and that an earlier Closing is permitted under applicable law.

Termination

The First Amendment amends the termination provisions to provide that if all conditions have been satisfied (or, in the case of conditions to be satisfied at the Closing, are capable of being satisfied) as of the End Date, other than the antitrust approvals condition or any timing requirement resulting from an amendment or supplement to the Information Statement or Form S-4 related to the First Amendment, then the End Date shall automatically be extended until the date that is 45 days following the End Date.

Tax Treatment

The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the Merger Agreement has been adopted as a “plan of reorganization” for purposes of Sections 354 and 361 of the Code.

Additional Information Regarding the Merger Agreement

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 9, 2026 and is incorporated herein by reference. The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement, as amended by the First Amendment, remains in full force and effect. The Merger Agreement and the First Amendment have been filed to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about Parent, Target, or their respective subsidiaries and affiliates. The representations, warranties, and covenants contained in the Merger Agreement, as amended by the First Amendment, were made only for purposes of the Merger Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties rather than establishing matters as facts. Investors and security holders should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Parent, Target, or any of their respective subsidiaries or affiliates.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the proposed business combination and anticipated benefits thereof, including future financial and operating results, statements related to the expected timing of the completion of the transactions, including the private placements and the expected use of proceeds thereof, the plans, objectives, expectations and intentions of either company or of the combined company following the merger, anticipated future results of either company or of the combined company following the merger, the anticipated benefits and strategic and financial rationale of the merger and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “targets,” “scheduled,” “plans,” “intends,” “goal,” “anticipates,” “expects,” “believes,” “forecasts,” “outlook,” “estimates,” “potential,” or “continue” or negatives of such terms or other comparable terminology. The forward-looking statements are based on current expectations and assumptions believed to be reasonable, but there is no assurance that they will prove to be accurate.

All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or Target to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk of delays in consummating the potential transaction, including as a result of required regulatory and shareholder approvals, including antitrust clearance under the HSR Act and Nasdaq listing requirements, which may not be obtained on the expected timeline, or at all, (2) the risk of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, as amended, (3) the possibility that any of the anticipated benefits and projected synergies of the potential transactions will not be realized or will not be realized within the expected time period, (4) the limited operational history of Target as a combined organization and integration risks of acquired businesses, (5) diversion of management’s attention or disruption to the parties’ businesses as a result of the announcement and pendency of the transaction, including potential distraction of management from current plans and operations of the Company or Target and the ability of the Company or Target to retain and hire key personnel, (6) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the transaction, (7) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (8) the outcome of any legal or regulatory proceedings that may be instituted against the Company or Target related to the Merger Agreement or the transaction, (9) the risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (10) legislative, regulatory, political, market, economic and other conditions, developments and uncertainties affecting the Company’s or Target’s businesses, (11) the evolving legal, regulatory, tax, and international trade regimes, (12) the nature, cost and outcome of potential litigation and other legal proceedings, including any such proceedings related to the transactions, (13) restrictions during the pendency of the proposed transaction that may impact the Company’s or Target’s ability to pursue certain business opportunities or strategic transactions, and (14) unpredictability and severity of catastrophic events, including, but not limited to, extreme weather, natural disasters, acts of terrorism or outbreak of war or hostilities, as well as the Company’s and Target’s response to any of the aforementioned factors.

Additional factors which could affect future results of the Company and Target can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Neither Target nor the Company undertakes any obligation to update forward-looking statements, except as required by law.

Important Additional Information and Where to Find It

In connection with the transactions, Parent will file a registration statement on Form S-4 with the SEC, which will include an information statement and preliminary prospectus of Parent. After the registration statement on Form S-4 is declared effective, Parent will mail to its stockholders a definitive information statement. Additionally, Parent expects to file other relevant materials in connection with the merger with the SEC. Investors and security holders are urged to read the registration statement on Form S-4 and joint information statement/prospectus when they become available (and any other documents filed with the SEC in connection with the transactions or incorporated by reference into the joint information statement/prospectus) because such documents will contain important information regarding the proposed transactions and related matters. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Parent through the website maintained by the SEC at http://www.sec.gov or at Parent’s website at https://www.aureusgreenway.com/secfilings.

No Offer or Solicitation

This document is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
2.1	First Amendment to the Agreement and Plan of Merger, dated as of July 17, 2026, by and among Aureus Greenway Holdings Inc., Aureus Merger Sub Inc., Autonomous Power Corporation, and Andrew Fox, solely in his capacity as the Stockholder Representative
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2026

Aureus Greenway Holdings Inc.

By:	/s/ Matthew J. Saker
Name:	Matthew J. Saker
Title:	Interim Chief Executive Officer and Director